SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: June 26, 1997
                      ------------------------------------


                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                      CHASE MANHATTAN GRANTOR TRUST 1995-A
                  --------------------------------------------
                      (Issuer with respect to Certificates)


         New York            33-98308               13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission            (IRS Employer
      jurisdiction of      File Number)         Identification No.)
      incorporation)


      270 Park Avenue, New York, New York               10017
      -------------------------------------------       ----------
      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
                ---------------------------------------------------
                (Registrant's telephone number, including area code)

Item 5. Other Events

     On 6/16/1997, Chase Manhattan Grantor Trust 1995-A (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of November 1, 1995, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee. A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7 (c). Exhibits
            --------

  Exhibit   Description
  -------   -----------

  20.1 Monthly Certificateholder's statement with respect to the June 16, 1997 distribution.

                              SIGNATURES
                              ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE CHASE MANHATTAN BANK

                                             /s/ William J. Schiralli
                                            ------------------------
                                            By:    William J. Schiralli
                                            Title: Vice President


Date:  June 26, 1997

                                INDEX TO EXHIBITS
                                -----------------


   Exhibit               Description
   -------               -----------

     20.1                Certificateholder Report dated
                         6/16/1997 delivered pursuant to
                         Section 5.7 of the Pooling and
                         Servicing  Agreement dated
                         as of November 1, 1995.